Statements of Net Assets Available for Benefits - EBP 008 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value
Investments, at fair value	$ 414,761,087	$ 339,127,494
Receivables:
Notes receivable from participants	5,018,405	4,178,220
Total receivables	5,018,405	4,178,220
Total assets	419,779,492	343,305,714
Liabilities:
Other liabilities	20,035	61,390
Net assets available for benefits	$ 419,759,457	$ 343,244,324